EXHIBIT 10.17


Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                         GUARANTY AND SECURITY AGREEMENT

      THIS AGREEMENT, dated as of the 10th day of May, 1996, is made by IVC INDUSTRIES, INC., a Delaware corporation (the "Grantor"), in favor of XXXXXXXXXXXXXXXXXXX (the "Secured Party").

                              Preliminary Statement

      A. The Grantor has executed and delivered to the Secured Party (i) a certain Guaranty Reimbursement Agreement dated as of April 30, 1996 from itself, Hall Laboratories, Ltd. ("Hall") and International Vitamin Overseas Sales Corp. ("IVOSC") in favor of the Secured Party (the "Guaranty Reimbursement Agreement"), (ii) a certain Security Agreement dated as of April 30, 1996 from itself in favor of the Secured Party (the "Security Agreement") and (iii) a certain Subordination and Intercreditor Agreement dated as of April 30, 1996 among the Secured Party, the Grantor, Hall and IVOSC (the "Subordination Agreement"). Pursuant to the Guaranty Reimbursement Agreement, the Grantor has agreed to reimburse and pay to the Secured Party (among other things) any and all amounts that may be paid by the Secured Party to the Banks and the Agent (as defined therein) under a certain guaranty being executed and delivered by the Secured Party in favor of the Banks and the Agent. Such guaranty guarantees certain indebtedness of the Grantor to the Banks and the Agent. Pursuant to the Security Agreement, the Grantor has granted to the Secured Party a security interest in and a general lien upon certain security described therein as security for the obligations of it and the other Obligors to the Secured Party under the Guaranty Reimbursement Agreement.

      B. Pursuant to Section 15 of the Subordination Agreement, Grantor has agreed to execute and deliver to Secured Party a security agreement in the form hereof, together with UCC-1 financing statements in connection therewith, to be held by Secured Party, and deemed effective and which shall be enforceable only upon the occurrence of an Event of Default (as hereinafter defined) and notification from the Secured Party to Grantor that it considers the interests granted under this Security Agreement effective and therefore enforceable.

      NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), and in order to induce the Secured Party to execute and deliver the aforesaid guaranty, the Grantor hereby agrees as follows:

      1. As used in this Agreement, the term "Liabilities" shall mean (i) all trade credit extended by the Secured Party to the Grantor for the purchase by the Grantor from the Secured Party of goods in the ordinary course of business on open account or as may be evidenced by promissory notes and (ii) the Grantor's guaranty obligations under Section 2 of this Agreement. The term "Security" shall mean all personal property and fixtures of the Grantor, whether now or hereafter


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existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, but not limited to, all money, goods (including equipment, farm products and inventory), instruments, securities, documents, chattel paper, accounts, contract rights, general intangibles, credits, claims, demands, precious metals and any other property, rights and interests of the Grantor, and shall include the proceeds, products and accessions of and to any thereof. The term "Reimbursement Default" means a default on the part of the Grantor in paying when due any amount required to be paid to the Secured Party under the Guaranty Reimbursement Agreement.

      2. Effective as of the Effective Date (as defined below), the Grantor guarantees to the Secured Party, absolutely and conditioned only on the existence of a Reimbursement Default, that Hall and IVOSC will promptly pay, perform and observe all the obligations under the Liabilities (for purposes of this paragraph, as said term is defined in the Guaranty and Security Agreements delivered to the Secured Party by each of Hall and IVOSC in conjunction herewith) and that all sums stated to be payable in, or which become payable under, the terms of the Liabilities by Hall and IVOSC will promptly be paid when due, whether at stated maturity or earlier by reason of acceleration or otherwise, irrespective of the validity, regularity, or enforceability of any of the documents underlying the Liabilities and irrespective of any present or future law or order of any government (whether of right or in fact and whether the Secured Party shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any Liability of Hall and/or IVOSC or to vary the terms of payment. The Grantor agrees that, as among the Grantor and the Secured Party, the Liabilities may be declared to be due and payable for purposes of this Agreement notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against Hall and/or IVOSC and that, in the event of any such declaration (or attempted declaration), such Liabilities (whether or not due and payable by Hall and/or IVOSC) shall forthwith become due and payable by the Grantor for purposes of this Agreement. The Grantor consents that from time to time, without notice to or further consent of the Grantor, the payment, performance or observance of any or all of the Liabilities may be waived or changed or the time of payment or performance or observance of any or all of the Liabilities may be waived or changed or the time of payment or performance thereof extended or accelerated, or renewed in whole or in part, or the terms of the Liabilities may be changed and any collateral therefor may be exchanged, surrendered, released or otherwise dealt with as the Secured Party may determine, all without affecting the obligations of the Grantor hereunder. The Grantor waives presentment of any instrument, demand of payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of such collateral, and any requirement that the Secured Party exhaust any right, power or remedy or proceed against Hall and/or IVOSC under the Liabilities. For purposes of the guarantee provided hereunder, the Grantor further waives any defense whatsoever which might constitute a defense available to, or discharge of, the Grantor, Hall and/or IVOSC.

      3. As security for the Liabilities, the Grantor grants to the Secured Party, effective as of the Effective Date (as defined below), a security interest in and a general lien upon the Security. The security interest specified herein shall be effective and may be perfected by the Secured Party only on such date (the "Effective Date") as (i) an Event of Default shall have occurred under that certain Credit Agreement dated as of April 30, 1996 among Grantor, the Banks party thereto and


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

The Chase Manhattan Bank (National Association), as agent and (ii) the Grantor shall have received notice from the Secured Party that it considers the security interest referred to herein effective and enforceable. Notwithstanding anything to the contrary set forth herein, all rights, remedies, and other actions permitted the Secured Party hereunder shall be available to the Secured Party only on and after the Effective Date.

      4. At any time and from time to time, upon the demand of the Secured Party, the Grantor will: (1) deliver and pledge to the Secured Party, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request, any and all instruments, documents and/or chattel paper comprising the Security as the Secured Party may specify in its demand; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Secured Party to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Secured Party may require; and (4) permit representatives of the Secured Party at any time during business hours to inspect its inventory and to inspect and make abstracts from the Grantor's books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents. The right is expressly granted to the Secured Party, at its discretion, to file one or more financing statements under the Uniform Commercial Code naming the Grantor as debtor and the Secured Party as secured party and indicating therein the types or describing the items of Security herein specified. A photographic or other reproduction of this agreement shall be sufficient as a financing statement. With respect to the Security, or any part thereof, which at any time shall come into the possession or custody or under the control of the Secured Party or any of their agents, associates or correspondents, for any purpose, the right is expressly granted to the Secured Party, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security; to exchange any of the Security for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as it may determine; if a Reimbursement Default exists, to notify any account debtor or obligor on an instrument to make payment to the Secured Party; and to exercise or cause its nominee to exercise all or any powers with respect to the Security with the same force and effect as an absolute owner thereof; all without notice (except such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. Without limiting the generality of the foregoing, payments, distributions and/or dividends (other than ordinary cash dividends paid prior to the occurrence of a Reimbursement Default) in securities, property or cash, including without limitation dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Security or any part thereof or resulting from any split-up, revision or reclassification of the Security or any part thereof or received in exchange for the Security or any part thereof as a result of a merger, consolidation or otherwise, shall (unless required to be paid to the Agent) be paid directly to and retained by the Secured Party and held by it until applied as herein provided, as additional collateral security pledged under and subject to the terms hereof. The Secured Party shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates, or correspondents.


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

      5. The Secured Party at its discretion may, if a Reimbursement Default exists, in its name or in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, or the Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Grantor. The Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security. If a Reimbursement Default exists, the Secured Party may use or operate any of the Security for the purpose of preserving the Security or its value in the manner and to the extent the Secured Party reasonably deems appropriate, but the Secured Party shall be under no obligation to do so. Upon the occurrence and during the continuance of a Reimbursement Default, the Grantor shall, at the request of the Secured Party, assemble the Security at such place or places as the Secured Party designates in its request, and, to the extent permitted by applicable law, the Secured Party shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Security or any part thereof and to enter any premises for the purpose of taking possession thereof. The Secured Party shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Secured Party or any of its agents, associates or correspondents, the Secured Party may sell or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as the Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, the Grantor hereby waives the requirements of said Code), and the Secured Party or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the Grantor, any such demand, notice or right and equity being hereby expressly waived and released. The Grantor will pay to the Secured Party all reasonable expenses (including reasonable attorneys' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be indebtedness within the terms of this agreement. The Secured Party shall apply the net cash receipts from the Security to the payment of the Liabilities, in such order and priority as the Secured Party may elect. Notwithstanding that the Secured Party, whether in its own behalf and/or in behalf of another or others, may continue to hold Security and regardless of the value thereof, the Grantor shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

      6. No delay on the part of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.


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

The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Secured Party may otherwise have. The Grantor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and any and all other notices and demands whatsoever, whether or not relating to such instruments.

      7. No provision hereof shall be modified or limited except by a written instrument executed by the party sought to be charged therewith, expressly referring hereto and to the provision so modified or limited. This agreement shall be binding upon the Grantor and its successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns, shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this agreement; and shall be governed by and construed according to the laws of the State of New York. Unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings therein stated.

      8. The Grantor agrees that it will not after the Effective Date grant any security interest in any of the Security to any creditor without the written consent of the Secured Party (which shall not be unreasonably withheld), except for (i) purchase money security interests as to the acquisition of equipment;
(ii) security interests that refinance and replace other security interests encumbering the same Security, provided that the amount of any security interest so granted does not exceed the then-outstanding amount secured by the security interest so refinanced; and (iii) other security interests ("basket security interests") that secure an amount not in excess of $500,000 in the aggregate as to all such basket security interests of the Grantor, Hall and IVOSC.


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

      9. The security interest and lien granted hereby are subject and subordinate to the security interest and lien granted to the Agent pursuant to the security agreement dated as of April 30, 1996 from the Grantor in favor of the Agent.

                                    IVC INDUSTRIES, INC.


                                    By:____________________________________
                                       Name:
                                       Title:


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